Risks - Capital management risk (Details) - EUR (€) € in Thousands	Dec. 31, 2022	Dec. 31, 2021
Risks
Total assets	€ 2,257,247	€ 2,235,161
Equity attributable to the shareholders of Evotec SE	€ 1,187,184	€ 1,377,685
Equity ratio (in %)	52.60%	61.60%
Net cash	€ (91,518)	€ 186,409